UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2006
                                                         ----------------

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Federal                      000-51208                 20-2659598
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street, Brooklyn, New York                                  11201
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.
                -------------

     On January 24, 2006, Brooklyn Federal Bancorp, Inc. (the "Company") issued a press release reporting that the Company's Annual Meeting of Stockholders will be held on Tuesday, April 11, 2006, at 4:00 p.m. local time, at the main office of Brooklyn Federal Savings Bank, 81 Court Street, Brooklyn, New York.

     The Annual Meeting of Stockholders is being held for the purposes of considering and voting on the election of two directors, the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan and the ratification of the appointment of independent auditors.

     A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (c)  Exhibits.

               Exhibit No.      Description
               -----------      -----------
                  99.1          Press release issued by the Company on January
                                24, 2006 announcing information relating to its Annual Meeting of Stockholders to be held on April 11, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         BROOKLYN FEDEERAL BANCORP, INC.



DATE:  January 24, 2006              By:  /s/ Angelo J. Di Lorenzo
                                          --------------------------------------
                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1 Press release issued by the Company on January 24, 2006 announcing information relating to its Annual Meeting of Stockholders to be held on April 11, 2006.